Summary of Significant Accounting Policies - Summary of Cash Cash Equivalents and Short Term Investments (Detail) - USD ($)	Jun. 30, 2022	Dec. 31, 2021	Jan. 31, 2021
Cash	$ 184,020,000	$ 11,729,000
Restricted cash	117,000	317,000
Total cash and restricted cash	$ 184,137,000	12,046,000
Rigetti Holdings Inc
Cash		11,728,516	$ 22,202,388
Restricted cash		317,134	317,134
Total cash and restricted cash		$ 12,045,650	$ 22,519,522